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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 27, 2003

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

                  DELAWARE                                 76-0542208
       (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)                 Identification No.)


                              1800 West Loop South
                                    Suite 500
                                 Houston, Texas            77027
               (Address of principal executive offices)  (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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ITEM 5.  OTHER EVENTS

         On February 26, 2003 Integrated Electrical Services, Inc. issued a press release announcing the acquisition of the assets of Encompass Electrical Technologies - Rocky Mountains, Inc. (formerly known as Riviera Electric). The press release is attached as an exhibit hereto.

ITEM 7.  EXHIBITS

         (C)  Exhibits

              Exhibit No.        Description
              -----------        -----------
              99.1               Press Release dated February 26, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           INTEGRATED ELECTRICAL SERVICES, INC.


                                               By:    /s/ David A. Miller
                                                   -----------------------------
                                                      David A. Miller
                                                      Vice President and
                                                      Chief Accounting Officer


Dated: February 27, 2003


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                                  EXHIBIT INDEX


              Exhibit No.        Description
              -----------        -----------
              99.1               Press Release dated February 26, 2003